EXHIBIT 32.0

DIRECT INSITE CORP. AND SUBSIDIARIES

CERTIFICATION OF PERIODIC REPORT

I, James A. Cannavino, Chief Executive Officer of Direct Insite Corp. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that::

(1)
The Quarterly Report on Form 10-Q of the Company for the three and nine months ended September 30, 2010 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 11, 2010

/s/James A. Cannavino
James A. Cannavino
   Chief Executive Officer

DIRECT INSITE CORP. AND SUBSIDIARIES

CERTIFICATION OF PERIODIC REPORT

I, Michael J. Beecher, Chief Financial Officer of Direct Insite Corp. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that::

(1)
The Quarterly Report on Form 10-Q of the Company for the three and nine months ended September 30, 2010 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 11, 2010

/s/ Michael J. Beecher
Michael J. Beecher
Chief Financial Officer